BUSINESS COMBINATION AND RECAPITALIZATION (Details 1) - USD ($)	Jun. 30, 2024	Dec. 31, 2023
BUSINESS COMBINATION AND RECAPITALIZATION
Cash - FGMC trust (net of redemptions)	$ 17,002,897	$ 17,002,897
Cash transferred to Forward Purchase Agreement	(12,569,810)	(12,569,810)
Gross proceeds	4,433,087	4,433,087
Less: FGMC and Old iCore transaction costs paid	(4,433,087)	(4,433,087)
Effect of Business Combination, net of redemptions and transaction costs	$ 0	$ 0